AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
INDIVIDUAL VARIABLE RETIREMENT ANNUITY
CONTRACT
SUPPLEMENT DATED APRIL 3, 2002
TO
PROSPECTUS
DATED APRIL 6, 2001
AS SUPPLEMENTED SEPTEMBER 4, 2001

          Effective April 30, 2002, American General Life Insurance Company is amending the prospectus solely for the purpose of ceasing future sales of the Contracts.

          On page 1 of the prospectus, the first paragraph is deleted in its entirety and replaced with the following:

American General Life Insurance Company ("AGL"), the successor to California-Western States Life Insurance Company ("Cal-Western"), will no longer accept applications after April 30, 2002 for the individual variable retirement annuity contracts (the "Contracts") described in this Prospectus. Your rights under your Contract, including the right to make additional purchase payments, are not affected by this change.

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